UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska  68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund

September 30, 2013

Camelot Portfolios, LLC

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are pleased to report on our third fiscal year and are excited to announce the first increase in our standard quarterly distribution.  While these three years have presented difficult conditions for an option-writing strategy, our results show the strength of our strategy and discipline.  The market was toward the tail end of a persistent uptrend when we started in late-2010, which continued until the summer of 2011, then was pounded by a swift correction of roughly 20% (exposure to tail risk).  Since then, the market has been in another persistent uptrend with historically low interest rates and volatility, which tend to suppress option premiums. Despite this environment, we have delivered on each of our objectives.

While our recent results have been strong, we do not focus on short-term performance results.  We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results.  This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come.

We understand many investors don’t have the patience to wait five years and/or get skittish when market prices drop.  This fund is designed with the hope of helping investors stay invested according to plan so they can reap the long-term rewards of a disciplined investment strategy.  We do this by seeking to generate and distribute consistent cash flow while experiencing less volatility than the overall equity market.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term.  In this fund, cash flow is our primary focus.  We want retirees and those close to retirement to feel confident in the stability of their cash flow - which is more important than total return to their daily lifestyle.  At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings.

We have delivered a consistent $.13 (or higher) quarterly distribution for the past 10 quarters and increased our standard distribution rate nearly 8% to $.14 per quarter starting with the September distribution.  We remain focused on our objective of maintaining and increasing this distribution in the future.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years, so we have a couple more years before we will truly be able to evaluate how we are doing in this measure.  So far, things look good, as our total return for this fiscal year was 12.78%, which puts us in the top 35% of  236 funds in the Morningstar Tactical Allocation category for the one-year period ended 9/30/2013; a good follow-up to the ranking we had last year.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well.  This fund is designed to do all three and we have delivered.  As of 9/30/2013, the beta since inception was .77, a slight reduction from where we were last year.  So, while we have reduced volatility by nearly 25% compared to S&P 500, we believe we can do even better moving forward.

Granted, we don’t believe daily volatility (beta) is what concerns most investors.  The primary concern, and therefore ours in this objective, is the size of a pullback in a down market.  We seek to experience even less drawdown in such periods.  This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility as it typically provides for greater option premiums and long-term buying opportunities.  We were wrong in last-year’s report as we expected volatility to increase compared to the previous year.  However, we believe increased volatility is inevitable at some point and reiterate our “prediction” of higher volatility in the coming year.  While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Conclusion

We are honored to report strong progress and/or success in each of our three primary objectives.  We increased our quarterly distribution and had another strong showing in our Morningstar category, while further reducing the beta of the fund.  We have experience much of the strong gains in the market, yet are positioned for the greater volatility we believe will occur in the coming year.

Please let us know if there is anything else we can do as a firm to better serve you!

Market Review

The equity markets kicked off the year with a very brief respite from the strong run over the previous twelve months, only to continue with an even more persistent run.  There has not been a full 10% pullback in more than two years at this point.  While the fiscal issues in Europe have still been a factor, there has been significant improvement. Focus has largely turned to the sluggish domestic economic growth and the eventuality of a reduction in the Federal Reserve’s bond-buying program, which is providing liquidity to the markets and many believe is artificially propping up the markets.

Camelot Premium Return Fund Commentary

Returns - The return for the Fund for this fiscal year was 12.78% (Class A shares at NAV) versus 19.34% for the S&P 500 Total Return Index, 11.87% for the average fund in our previous Morningstar Category (Moderate Allocation), and 5.3% for the average fund in our new Morningstar Category (Tactical Allocation).

Sector Weightings - we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors - We had over $3.3 Million in realized gains spread over dozens of positions, most of which were put and call options, and over $1.1 million in net investment income (dividends & interest).  In addition, we had significant unrealized gains spread over dozens of our remaining positions.  No individual equity or option position comprises more than 5% of the overall portfolio.

Detractors - Naturally, not all of our positions produce gains.  The greatest detractors this fiscal year were our exposure to Energy, Materials, and Mortgage REITs.

Our largest position is now Apple Inc (3.7%), which is closely followed by our largest holding from last year, American Capital Ltd. (3.4%), both of which we added at prices we deemed very attractive. While our gains in Apple have been small so far, we believe there is significant upside potential due to their strong cash position and cash flows.  Our gains in American Capital are quite large and we still believe there is still considerable upside as it is still selling for a significant discount to its book value. We are extremely confident in the management team at American Capital Ltd. and believe this position will eventually trade much closer to book value or even at a premium.

New Positions - As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions - Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio - As of fiscal year-end, our portfolio composition is roughly equally weighted to dividend-paying stocks and covered call positions versus put positions as we have intentionally focused on reducing the risk level in the fund.  We expect this weighting to swing back and forth over time as markets fluctuate and different positions become more attractive.

Dividend - We have continued to deliver our dividend since inception and increased it to $.14 per quarter. We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Final Remarks

Discipline is demonstrated in tough times and rewarded during the good times. We make no predictions about when things will be good, bad, or ugly.  As such, we simply remain disciplined to our strategy, which focuses on companies producing strong cash flow. We believe this gives us a high probability of continuing to meet your objectives for a long time to come. We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward a patient investor.

Thank you to all our shareholders for the faith and trust you have placed in us.  We are blessed and honored to be a part of your portfolio and take the responsibility seriously.  Also, we thank all the advisors who utilize our fund for their clients.  We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

Due to the success of this fund and other investment strategies, we are planning to launch our second fund very soon! Stay tuned.

May God bless you greatly in the coming year!
Kind Regards,

Darren T. Munn, CFA

Stephen L. Hanley

Sarah J. Berndt

Management Team

Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

There is no assurance that the Fund will achieve its investment objective. 2876-NLD-11/15/2013

Camelot Premium Return Fund
PORTFOLIO REVIEW
September 30, 2013 (Unaudited)

The Fund's performance figures* for the year ended September 30, 2013, compared to its benchmark:

	One Year Return	Since Inception***
Class A	12.78%	8.84%
Class A with load	6.30%	6.53%
Class C	11.99%	7.83%
S&P 500 Total Return Index**	19.34%	13.54%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized.  The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.50% for all classes of the Fund’s shares through January 31, 2014. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.  Without these waivers, the Fund's total annual operating expenses would have been 2.09% and 2.84%, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus, for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

** The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
*** Inception date is December 27, 2010

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Exchange Traded Funds	20.8%
Real Estate Investment Trusts	14.8%
Oil & Gas	9.4%
Investment Companies	4.1%
Private Equity	4.0%
Pipelines	3.9%
Computers	3.7%
Commercial Services	3.6%
Telecommunications	3.6%
Insurance	3.0%
Other/Cash & Equivalents	29.1%
100.00%

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2013
Shares		Value

	COMMON STOCKS - 41.9%
	AUTO MANUFACTURERS - 2.8%
53,500	Ford Motor Co. (a)(d)(e)	$ 902,545

	BANKS - 0.8%
5,000	JPMorgan Chase & Co.	258,450

	BUILDING MATERIALS - 0.1%
1,680	Cemex SAB de CV (ADR)(e)	18,783

	COAL - 1.3%
15,000	Arch Coal, Inc. (c)(d)	61,650
20,000	Peabody Energy Corp.	345,000
		406,650
	COMMERCIAL SERVICES - 3.6%
20,000	Apollo Group, Inc. - Cl. A (a) *	416,200
39,800	Western Union Co. (a)(d)(e)	742,668
		1,158,868
	COMPUTERS - 3.7%
2,500	Apple, Inc. (a)(e)	1,191,875

	ELECTRICS - 1.6%
17,500	Exelon Corp. (a)(e)	518,700

	ENTERTAINMENT- 1.2%
20,000	Regal Entertainment Group - Class A (c)	379,600

	INSURANCE - 2.1%
60,000	ING Groep NV (ADR)(d) *	681,000

	INVESTMENT COMPANIES - 2.9%
50,000	Apollo Investment Corp. (a)(e)	407,500
10,000	Ares Capital Corp.	172,900
30,000	Prospect Capital Corp.	335,400
		915,800
	MACHINERY - 0.7%
2,500	Caterpillar, Inc. (e)	208,425

	MINING - 0.9%
5,000	BHP Billiton PLC (ADR) (a)	294,300

	OIL & GAS - 9.4%
6,000	Apache Corp. (a)	510,840
6,000	Cimarex Energy Co. (a)(d)	578,400

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013
Shares		Value

	OIL & GAS (Continued) - 9.4%
10,500	Devon Energy Corp. (a)(e)	$ 606,480
5,000	Ensco PLC - Class A	268,750
20,000	Hugoton Royalty Trust (c)	149,400
50,000	Penn West Petroleum, Ltd. (c)	556,500
5,000	Petroleo Brasileiro SA (ADR)	77,450
20,800	Whiting USA Trust II	266,656
		3,014,476
	PRIVATE EQUITY - 3.4%
80,000	American Capital, Ltd. (a)(e) *	1,100,000

	REAL ESTATE - 0.9%
4,500	Brookfield Property Partners LP (c)(e)	87,210
10,000	St. Joe Co. (The)(e) *	196,200
		283,410
	RETAIL - 0.0%
134	OSH 1 Liquidating Corp. - Class A (c) *	44

	SAVINGS & LOANS - 1.1%
25,000	People United Financial, Inc. (d)	359,500

	SEMICONDUCTORS - 0.4%
3,000	Applied Materials, Inc. (a)	52,620
2,000	First Solar, Inc. *	80,420
		133,040
	TELECOMMUNICATIONS - 3.6%
20,000	America Movil SAB de CV (ADR) (a)(e)	396,200
182,119	Frontier Communications Corp. (c)	759,436
		1,155,636
	TRANSPORTATION - 0.7%
3,000	Norfolk Southern Corp.	232,050

	TRUCKING & LEASING - 0.7%
5,000	TAL International Group, Inc. (c)(e)	233,650

	TOTAL COMMON STOCKS (Cost $13,009,007)	13,446,802

	EXCHANGE TRADED FUNDS (ETFs) - 20.8%
	DEBT FUNDS - 20.8%
10,000	First Trust Exchange-Traded Fund IV First Trust Tactical High Yield ETF	504,700
691,158	Lord Abbett Investment Trust - Short Duration Income Fund	3,151,682
37,500	Vanguard Short-Term Bond ETF	3,013,875
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost $6,711,540)	6,670,257

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013
Shares		Value

	LIMITED PARTNERSHIPS - 4.5%
	PIPELINES - 3.9%
14,564	Energy Transfer Partners LP (a)(e)	$ 758,347
12,500	NuStar Energy LP (e)	501,375
		1,259,722
	PRIVATE EQUITY - 0.6%
7,200	Blackstone Group LP (The) (a)	179,208

	TOTAL LIMITED PARTNERSHIPS (Cost $1,411,704)	1,438,930

	PREFERRED STOCK - 10.1%
	BANKS -1.1%
10,000	Goldman Sachs Group, Inc. (The), 4.00%, 12/26/2013	199,500
8,451	Morgan Stanley, 4.00%, 12/26/2013	164,964
		364,464
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
1,500	SLM Corp., 1.96%, 3/15/2014	103,740

	INSURANCE - 0.9%
12,357	PartnerRe, Ltd., 6.50%, Series D, 12/26/2013	293,726

	INVESTMENT COMPANIES - 1.2%
15,000	Ares Capital Corp., 7.75%, 10/15/2040	383,550

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 6.6%
11,100	American Capital Agency Corp., 8.00%, 4/5/2017	284,160
15,000	ARMOUR Residential REIT, Inc., 7.875, 2/2/2018	319,650
10,000	CYS Investments, Inc., 7.75%, 8/3/2017	225,800
10,000	Inland Real Estate Corp., 8.125%, 10/6/2016	260,200
12,300	Invesco Mortgage Capital, Inc. 7.75%, 7/26/2017	276,996
18,396	NorthStar Realty Finance Corp., 8.25%, 12/26/2013	431,938
12,000	Vornado Realty Trust, 6.875%, 4/20/2016	301,800
		2,100,544
	RETAIL - 0.0%
134	OSH 1 Liquidating Corp., 0.0%, Perpetual *	5

	TOTAL PREFERRED STOCK (Cost $3,344,546)	3,246,029

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013

Shares		Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.2%
10,000	American Capital Agency Corp.	$ 225,700
30,000	American Capital Mortgage Investment Corp. (a)	592,800
17,500	Annaly Capital Management, Inc. (a)	202,650
29,378	Ares Commercial Real Estate Corp. (a)	365,169
13,600	Government Properties Income Trust (a)	325,448
20,000	NorthStar Realty Finance Corp.	185,600
10,000	One Liberty Properties, Inc.	202,800
10,302	Silver Bay Realty Trust Co.	161,329
36,193	Two Harbors Investment Corp.	351,434
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,846,282)	2,612,930

	SHORT-TERM INVESTMENTS - 22.3%
5,004,224	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.5%**	5,004,224
2,145,530	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.5%** (b)	2,145,530
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,149,754)	7,149,754

	TOTAL INVESTMENTS IN LONG SECURITIES - 107.8% (Cost $34,472,833) (f)	$ 34,564,702
	TOTAL CALL OPTIONS WRITTEN - (0.4) % (Proceeds $92,220)	(135,475)
	TOTAL PUT OPTIONS WRITTEN - (1.4) % (Proceeds $714,812)	(437,278)
	LIABILITIES IN EXCESS OF OTHER ASSETS (6.0) %	(1,918,084)
	TOTAL NET ASSETS - 100.0%	$ 32,073,865
Contracts***

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.4)% *
150	Arch Coal, Inc.
	Expiration January 2014, Exercise Price $10.00	450
50	Cimarex Energy Co.
	Expiration December 2013, Exercise Price $100.00	20,000
200	Ford Motor Co.
	Expiration October 2013, Exercise Price $17.00	6,400
600	ING Groep NV
	Expiration October 2013, Exercise Price $10.00	84,000
250	People's United Financial, Inc.
	Expiration November 2013, Exercise Price $15.00	3,125
200	Western Union Co.
	Expiration November 2013, Exercise Price $18.00	21,500
	TOTAL CALL OPTIONS WRITTEN - (Proceeds $92,220)	135,475

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013
Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.4)% *
50	Alexandria Real Estate Equities, Inc.
	Expiration October 2013 , Exercise Price $65.00	$ 9,125
100	America Movil SAB de CV
	Expiration November 2013 , Exercise Price $19.00	4,600
200	America Movil SAB de CV
	Expiration November 2013, Exercise Price $20.00	18,000
100	American Capital Ltd.
	Expiration November 2013, Exercise Price $13.00	2,500
200	American Capital Ltd.
	Expiration November 2013, Exercise Price $14.00	13,600
50	American Towers Corp.
	Expiration October 2013, Exercise Price $67.50	700
50	American Towers Corp.
	Expiration October 2013, Exercise Price $70.00	1,500
100	Apollo Group, Inc.
	Expiration November 2013, Exercise Price $20.00	9,800
5	Apple, Inc.
	Expiration December 2013, Exercise Price $450.00	7,500
5	AutoZone, Inc.
	Expiration October 2013, Exercise Price $420.00	3,050
5	AutoZone, Inc.
	Expiration December 2013, Exercise Price $420.00	7,700
10	AutoZone, Inc.
	Expiration January 2014, Exercise Price $420.00	17,900
100	Brookfield Property Partners LP
	Expiration December 2013, Exercise Price $20.00	30,000
50	Buckle, Inc. (The)
	Expiration December 2013, Exercise Price $50.00	7,750
25	Caterpillar, Inc.
	Expiration November 2013, Exercise Price $87.50	13,375
200	Cemex SAB de CV
	Expiration October 2013, Exercise Price $11.00	6,000
100	Covidien PLC
	Expiration October 2013, Exercise Price $65.00	6,500
100	CSX Corp.
	Expiration November 2013, Exercise Price $22.50	1,000
100	CSX Corp.
	Expiration November 2013, Exercise Price $25.00	5,200
300	CYS Investments, Inc.
	Expiration December 2013, Exercise Price $8.00	18,000

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013
Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.4)% *
50	Devon Energy Corp.
	Expiration October 2013, Exercise Price $55.00	$ 1,700
50	Energy Transfer Partners LP
	Expiration December 2013, Exercise Price $50.00	8,500
100	Exelon Corp.
	Expiration October 2013, Exercise Price $30.00	7,000
50	Expedia, Inc.
	Expiration October 2013, Exercise Price $46.00	500
100	Expedia, Inc.
	Expiration January 2014, Exercise Price $47.00	23,500
200	Ford Motor Co.
	Expiration December 2013, Exercise Price $16.00	10,800
50	Icahn Enterprises LP
	Expiration December 2013, Exercise Price $75.00	7,750
100	Intel Corp.
	Expiration October 2013, Exercise Price $23.00	6,500
10	Intuitive Surgical, Inc.
	Expiration October 2013, Exercise Price $380.00	16,740
100	Iron Mountain, Inc.
	Expiration October 2013, Exercise Price $27.50	18,900
50	Marathon Petroleum Corp.
	Expiration October 2013, Exercise Price $70.00	30,000
100	Mosaic Co. (The)
	Expiration December 2013, Exercise Price $40.00	16,600
50	NuStar Energy LP
	Expiration December 2013, Exercise Price $40.00	15,900
25	Panera Bread Co.
	Expiration January 2014, Exercise Price $170.00	36,000
9	PartnerRe, Ltd.
	Expiration November 2013, Exercise Price $85.00	563
25	Siemens AG
	Expiration October 2013, Exercise Price $96.99	625
100	Silver Bay Realty Trust Co.
	Expiration December 2013, Exercise Price $17.50	20,750
100	Silver Wheaton Corp.
	Expiration October 2013, Exercise Price $19.00	400
100	St. Joe Co.
	Expiration December 2013, Exercise Price $20.00	13,500
100	TAL International Group, Inc.
	Expiration October 2013, Exercise Price $40.00	1,750

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2013
Contracts***		Value

SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.4)% *
100	Two Harbors Investment Corp.
	Expiration December 2013, Exercise Price $9.00	$ 2,000
100	Under Armour, Inc.
	Expiration January 2014, Exercise Price $40.00	1,000
100	Vale SA
	Expiration December 2013, Exercise Price $15.00	8,500
100	Western Union Co.
	Expiration November 2013, Exercise Price $18.00	4,000
	TOTAL PUT OPTIONS WRITTEN - (Proceeds $714,812)	$ 437,278

* Non-Income producing security.
** Interest rate reflects seven-day effective yield on September 30, 2013
***One contract is equivalent to 100 shares of common stock.
(a) All or a portion of the security is segregated as collateral for call options written.
(b)All or a portion of the security is segregated as collateral for securities on loan at September 30, 2013. Total collateral had a market value of $2,145,530 at September 30, 2013.
(c) All or a portion of the security is out on loan at September 30, 2013. Total loaned securities had a market value of $2,079,284 at September 30, 2013.
(d) Subject to call option written.
(e) Subject to put option written.
(f) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,499,776, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 2,458,415
	Unrealized depreciation	(1,966,242)
	Net unrealized appreciation	$ 492,173
ADR - American Depositary Receipt
ETF - Exchange-Traded Fund

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 34,472,833
At value (including collateral for loaned securities)	$ 34,564,702
Deposit at Broker	162,775
Dividends and interest receivable	118,217
Receivable for Fund shares sold	7,974
Receivable for securities sold	9,498
Receivable for securities lending	1,320
Receivable for foreign tax reclaim	678
Prepaid expenses and other assets	7,215
TOTAL ASSETS	34,872,379

LIABILITIES
Securities lending collateral	2,145,530
Options written, at value (Proceeds $ 807,032)	572,753
Distribution (12b-1) fees payable	18,302
Investment management fees payable	26,215
Payable for investments purchased	10,136
Fees payable to other affiliates	7,005
Accrued expenses and other liabilities	18,573
TOTAL LIABILITIES	2,798,514
NET ASSETS	$ 32,073,865

Composition of Net Assets:
Paid in capital	$ 30,354,151
Undistributed net investment income	191,810
Accumulated net realized gain from security transactions
and options written	1,201,730
Net unrealized appreciation on investments and options written	326,148
Net unrealized appreciation on foreign currency translation	26
NET ASSETS	$ 32,073,865

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 31,969,979
Shares of beneficial interest outstanding (a)	3,014,057
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 10.61
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 11.26

Class C Shares:
Net Assets	$ 103,886
Shares of beneficial interest outstanding (a)	9,820
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (c)	$ 10.58

(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)

Investments in Class C shares may be subject to a 1.00% CDSC on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends (net of withholding taxes of $5,941)	$ 1,010,287
Interest	3,992
Securities lending income - net	36,826
TOTAL INVESTMENT INCOME	1,051,105

EXPENSES
Investment management fees	262,497
Distribution (12b-1) fees:
Class A	65,499
Class C	501
Administration fees	44,532
MFund service fees	31,236
Professional fees	20,894
Compliance officer fees	13,056
Registration fees	11,505
Printing and postage expenses	4,628
Custodian fees	4,359
Trustees fees and expenses	4,079
Non 12b-1 shareholder servicing fees	2,457
Insurance expense	856
Other expenses	2,703
TOTAL EXPENSES	468,802

Less: Fees waived by the Manager	(9,657)
NET EXPENSES	459,145

NET INVESTMENT INCOME	591,960

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	782,909
Options written	1,147,264
Distributions of realized gains by underlying investment companies	45,811
Net realized gain	1,975,984
Net change in unrealized appreciation on:
Investments	421,700
Options written	152,656
Securities sold short	7,765
Foreign currency translation	26
Net change in unrealized appreciation	582,147

NET REALIZED AND UNREALIZED GAIN	2,558,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,150,091

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
FROM OPERATIONS
Net investment income	$ 591,960	$ 308,922
Net realized gain from investments
and options written	1,930,173	1,187,429
Distributions of realized gains by
underlying investment companies	45,811	-
Net change in unrealized appreciation of investments,
options written, securities sold short and foreign currency translations	582,147	2,052,827
Net increase in net assets resulting from operations	3,150,091	3,549,178

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(432,600)	(301,488)
Class C	(686)	(903)
From net realized gains:
Class A	(1,370,845)	(817,496)
Class C	(2,463)	(6,583)
Net decrease in net assets from distributions to shareholders	(1,806,594)	(1,126,470)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	15,731,853	9,691,945
Class C	81,800	-
Net asset value of shares issued in reinvestment of distributions:
Class A	350,939	267,710
Class C	2,795	7,486
Payments for shares redeemed:
Class A	(5,806,083)	(2,993,859)
Class C	(12,549)	(116,966)
Net increase in net assets from shares of beneficial interest	10,348,755	6,856,316

TOTAL INCREASE IN NET ASSETS	11,692,252	9,279,024

NET ASSETS
Beginning of Year	20,381,613	11,102,589
End of Year *	$ 32,073,865	$ 20,381,613
*Includes undistributed net investment income of:	$ 191,810	$ 33,119

See accompanying notes to financial statements.
Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
SHARE ACTIVITY
Class A:
Shares Sold	1,517,185	998,281
Shares Reinvested	34,499	28,002
Shares Redeemed	(556,997)	(305,455)
Net increase in shares of beneficial interest outstanding	994,687	720,828

Class C:
Shares Sold	7,924	-
Shares Reinvested	274	794
Shares Redeemed	(1,176)	(11,958)
Net increase (decrease) in shares of beneficial interest outstanding	7,022	(11,164)

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year		Year		Period
	Ended		Ended		Ended
	September 30, 2013		September 30, 2012		September 30, 2011	(1)
Net asset value, beginning of period	$ 10.08		$ 8.46		$ 10.00

Activity from investment operations:
Net investment income	0.23	(6)	0.19	(6)	0.02
Net realized and unrealized
gain (loss) on investments	1.01		2.12		(1.24)
Total from investment operations	1.24		2.31		(1.22)

Less distributions from:
Net investment income	(0.16)		(0.17)		-
Net realized gains	(0.55)		(0.52)		(0.32)
Total distributions	(0.71)		(0.69)		(0.32)

Net asset value, end of period	$ 10.61		$ 10.08		$ 8.46

Total return (2)	12.78%		28.02%		(12.51)%	(5)(7)

Net assets, at end of period (000s)	$ 31,970		$ 20,353		$ 10,985

Ratio of gross expenses to average
net assets (3)(8)(9)	1.78%		2.03%		2.40%	(4)
Ratio of net expenses to average
net assets (8)(9)	1.75%		1.77%		1.78%	(4)
Ratio of net investment income
to average net assets (8)(9)	2.26%		1.97%		0.20%	(4)

Portfolio Turnover Rate	29%		44%		27%	(5)

(1) The Camelot Premium Return Fund commenced operations on December 27, 2010.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4) Annualized for periods less than one full year.
(5) Not annualized.
(6) Per share amounts calculated using the average shares method.
(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.
(8)	The ratios include 0.02% and 0.03% for the years ended September 30, 2012 and September 30, 2011 attributed to interest expense.
(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year		Year		Period
	Ended		Ended		Ended
	September 30, 2013		September 30, 2012		September 30, 2011	(1)
Net asset value, beginning of period	$ 10.07		$ 8.42		$ 10.00

Activity from investment operations:
Net investment income	0.17	(6)	0.09	(6)	0.01
Net realized and unrealized
gain (loss) on investments	0.99		2.15		(1.27)
Total from investment operations	1.16		2.24		(1.26)

Less distributions from:
Net investment income	(0.10)		(0.07)		-
Net realized gains	(0.55)		(0.52)		(0.32)
Total distributions	(0.65)		(0.59)		(0.32)

Net asset value, end of period	$ 10.58		$ 10.07		$ 8.42

Total return (2)	11.99%		27.15%		(12.91)%	(5)(7)

Net assets, at end of period (000s)	$ 104		$ 28		$ 118

Ratio of gross expenses to average
net assets (3)(8)(9)	2.53%		2.78%		3.15%	(4)
Ratio of net expenses to average
net assets (8)(9)	2.50%		2.52%		2.53%	(4)
Ratio of net investment income
to average net assets (8)(9)	1.59%		0.93%		0.14%	(4)

Portfolio Turnover Rate	29%		44%		27%	(5)

(1) The Camelot Premium Return Fund commenced operations on December 27, 2010.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4) Annualized for periods less than one full year.
(5) Not annualized.
(6) Per share amounts calculated using the average shares method.
(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.
(8)	The ratios include 0.02% and 0.03% for the years ended September 30, 2012 and September 30, 2011 attributed to interest expense.
(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

 (1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-four series. These financial statements include the following series: Camelot Premium Return Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust. The Fund’s investment manager is Camelot Portfolios, LLC (the “Manager”). Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation.

The Fund offers two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded funds purchased by the Fund will not change.  Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.    Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.   GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Common Stocks (b)	$ 13,446,802	$ -	$ 13,446,802
Exchange-Traded Funds(b)	6,670,257	-	6,670,257
Limited Partnerships(b)	1,438,930	-	1,438,930
Preferred Stock(b)	3,246,029	-	3,246,029
REITs	2,612,930	-	2,612,930
Short-Term Investments	7,149,754	-	7,149,754
Total	$ 34,564,702	$ -	$ 34,564,702

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Liabilities
Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Call Options Written	(110,850)	(24,625)	(135,475)
Put Options Written	(295,815)	(141,463)	(437,278)
Total	$ (406,665)	$ (166,088)	$ (572,753)

(a) As of and during the year ended September 30, 2013, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.  There were no transfers between Level 1 and Level 2 during the year except as noted in the below table for the Fund’s short-term investments. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b) All common stock, exchange-traded funds, limited partnerships, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2013, no securities were fair valued.

There were no transfers from Level 1 to Level 2. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs and are now being valued using quoted prices in active markets.

b)

Accounting for Options - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Derivatives Not Accounted for as Hedging Instruments under GAAP	Location of Derivatives on Statement of Assets and Liabilities	Fair Value of Liability Derivatives
Call options written	Options written, at value	$ (135,475)
Put options written	Options written, at value	(437,278)
Total		$ (572,753)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

Derivatives Not Accounted for as Hedging Instruments under GAAP	Primary Risk Exposure	Location of Gain on Derivatives Recognized in Income	Realized and Unrealized Gain on Liability Derivatives Recognized in Income
Options written	Equity Risk	Net realized gain from options written	$ 1,147,264
Options written	Equity Risk	Net change in unrealized appreciation on options written	152,656
Total			$ 1,299,920

The contracts in the table in Note 3 are an indication of volume in the Fund's derivative activity.

c)

Short Sales - The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities that have been sold.

d)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2013, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 and 2012), or expected to be taken in the Fund’s 2013 tax returns. No examination of the Fund’s tax returns is presently in progress.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

e)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

h)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)

Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Class C shares may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2013 there were no CDSC fees paid to the Manager.

k)

Security Loans - The Fund has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2) INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 13,840,043	$ 6,621,022

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

There were no government securities purchased or sold during the year.

(3) OPTIONS WRITTEN

A summary of option contracts written by the Fund during the year ended September 30, 2013, were as follows:

	Call Options
	Number of Options *	Option Premiums

Options outstanding at beginning of year	800	$ 105,616
Options written	5,568	401,516
Options exercised	(1,853)	(178,356)
Options closed	(520)	(84,161)
Options expired	(2,545)	(152,395)
Options outstanding at end of year	1,450	$ 92,220

	Put Options
	Number of Options *	Option Premiums

Options outstanding at beginning of year	1,876	$ 336,488
Options written	13,356	1,851,803
Options exercised	(3,268)	(416,154)
Options closed	(830)	(178,408)
Options expired	(7,415)	(878,917)
Options outstanding at end of year	3,719	$ 714,812

* One option contract is equivalent to one hundred shares of common stock.

(4) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Portfolios LLC is the Manager to the Fund pursuant to the terms of the Management Agreement (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as Investment Manager, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2013, Management fees of $262,497 were incurred by the Fund, before the waiver and reimbursement described below, with $26,215 remaining payable to the Manager at September 30, 2013.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.50% for all classes of the Fund’s shares through January 31, 2014. Each waiver or reimbursement by

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended September 30, 2013, the Manager waived management fees of $9,657. As of September 30, 2013, the Manager may recapture $9,657 of waived management fees no later than September 30, 2016, $40,493 no later than September 30, 2015, and $48,567 no later than September 30, 2014.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2013, the Fund incurred $31,236 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment Manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. Effective May 1, 2013, the Chairman of the Trust’s Audit Committee receives a $400 annual fee per Fund. Prior to this date the Chairman of the Trust’s Audit Committee received a quarterly fee of $750 for all Funds in the Trust. The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

For the year ended September 30, 2013, the Underwriter received $2,250 in underwriter concessions from the sale of shares of the Fund.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended September 30, 2013 and September 30, 2012 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2013	September 30, 2012
Ordinary Income	$ 1,709,542	$ 1,120,614
Long-Term Capital Gain	97,052	5,856
	$ 1,806,594	$ 1,126,470

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 768,487	$ 459,537	$ -	$ (509)	$ -	$ 492,199	$ 1,719,714

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation is primarily attributable to the tax deferral of losses on straddles, adjustments for partnerships, business development companies, royalty trusts and return of capital from securities.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gain/(loss), resulted in reclassification for the year ended September 30, 2013 as follows:  an increase in undistributed net investment income and a decrease in accumulated realized gain from security transactions of $17.

(6) UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

(7) OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

(8) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2013, FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 74.40% of the Fund and may be deemed to control the Fund.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(10) SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Camelot Premium Return Fund and

the Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Camelot Premium Return Fund, a series of shares of beneficial interest of Mutual Fund Series Trust (the “Fund”), as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 27, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Camelot Premium Return Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period December 27, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2013

Camelot Premium Return Fund

Additional Information (Unaudited)

September 30, 2013

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Renewal of Management Agreement with Camelot Portfolios, LLC

The Board then turned its attention to the renewal of the Management Agreement for the Camelot Premium Return Fund.  The Trustees discussed the Management Agreement between the Trust and Camelot Portfolios, LLC (“Camelot”) with respect to the Camelot Fund (for purposes of this section, the “Fund”).  The Trustees reviewed Camelot’s responses to a series of questions regarding, among other things, the investment performance of the Fund for the 1-year and since inception periods ended June 30, 2012, Camelot’s services to the Fund, comparative fee and expense information, and Camelot’s profitability from managing the Fund (“Camelot 15(c)Response”).

As to the nature, extent and quality of the services provided by Camelot to the Camelot Fund, the Trustees reviewed the Camelot 15(c)Response and Camelot’s Form ADV, which provided an overview of the services provided by Camelot, as well as information on the corporate structure, officers, owners and compliance record of Camelot. The Trustees discussed the background and experience of the portfolio managers, nothing the benefit of having a Chartered Financial Analyst as the lead portfolio manager. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations and overall they were pleased with the adviser’s services.

As to the Camelot Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the one-year and since inception periods ended June 30, 2012 and compared the performance to the average of a group of three similarly managed funds and funds in the Morningstar Moderate Target Risk category. The Board noted that the Fund had outperformed both its peers and the category for each period.  The Board concluded that they were satisfied with the performance of the Fund.

The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that Camelot did not realize a significant profit during the previous twelve month period, and that Camelot is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.  The Trustees noted that Camelot receives some benefits from the 12b-1 fees used to support Fund distribution efforts. Based on their review, the Trustees concluded that they were satisfied that Camelot’s level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and the net expense ratio of the Fund and compared the Fund’s management fee and expense ratio to the average management fee and expense ratio of the peer group funds and two Morningstar categories.  The Board noted that the Fund’s management fee and expense ratio were lower than the averages of the peer group funds and the Long/Short Equity category averages, but were higher than the Morningstar Moderate Allocation category averages.  They reviewed the Fund’s unique investment strategy and recognized the complex nature of the investment strategy and resources required to execute the strategy. The Trustees concluded that the Fund’s management fee was reasonable in light of the services the Fund receives from Camelot.

Camelot Premium Return Fund

Additional Information (Unaudited)

September 30, 2013

Renewal of Management Agreement with Camelot Portfolios, LLC – Continued

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Camelot to share its economies of scale with the Fund, and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where Camelot could realize significant economies of scale, and such growth was not likely to occur within the next year, and further discussion regarding economies of scale was not necessary at that time.

A Trustee then reviewed Camelot’s marketing plan with the Trustees. He stated that the Fund was small but growing steadily. He then explained that the adviser has not actively marketed the Fund but intends to increase its marketing efforts now that the Fund has a two year track record.

The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Camelot was in the best interests of the Camelot Fund and its shareholders.

Camelot Premium Return Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	24	Variable Insurance Trust since 2010
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	24	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	24	Variable Insurance Trust since 2010

Camelot Premium Return Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Interested Trustee* ** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013 President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	24	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to present.	N/A	N/A

Camelot Premium Return Fund

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the Camelot Premium Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Premium Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Premium Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,045.90	$8.98	1.75%
Class C	1,000.00	1,041.30	12.79	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	1,000.00	1,012.53	12.61	2.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

MANAGER

Camelot Portfolios, LLC.

1700 Woodlands Drive, Suite 100

Maumee, OH 43537

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, OH  43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013	2012
Camelot Premium Return Fund	11,000	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013	2012
Camelot Premium Return Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2013 and 2012 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2013 and 2012 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2013